EXHIBIT 10.30

FOURTH AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

This Fourth Amendment to Executive Employment Agreement (this “Agreement”) dated March 13, 2013, to be effective as of October 10, 2012 (the “Effective Date”), is by and between Coil Tubing Technology, Inc., a Nevada corporation (“Coil Tubing”) and Jerry Swinford, an individual (“Swinford”), each referred to herein as a “Party” and collectively the “Parties”.

W I T N E S S E T H:

WHEREAS, the Parties previously entered into an Executive Employment Agreement on or around November 30, 2010, a copy of which is attached hereto as Exhibit A; a First Amendment to Employment Agreement dated December 21, 2011, a copy of which is attached hereto as Exhibit B; a Second Amendment to Employment Agreement dated August 28, 2012, a copy of which is attached hereto as Exhibit C; and a Third Amendment to Employment Agreement dated October 10, 2012 (effective August 28, 2012), a copy of which is attached hereto as Exhibit D (collectively, the “Employment Agreement”);

WHEREAS, capitalized terms used herein shall have the meaning ascribed to such terms in the Employment Agreement, unless otherwise stated herein or the context requires otherwise;

WHEREAS, Coil Tubing previously granted Swinford certain Options pursuant to the Employment Agreement, which Options were evidenced and documented by that certain Stock Option Agreement dated August 28, 2012 (the “Option Agreement”), a copy of which is attached hereto as Exhibit D, as modified by the Third Amendment to Employment Agreement; and

WHEREAS, the Parties desire to enter into this Agreement to amend the Employment Agreement, Option Agreement and terms of the Options as provided below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other consideration, including $10 paid to Swinford by Coil Tubing, which consideration the Parties hereby acknowledge and confirm the receipt and sufficiency of, the Parties hereto agree as follows:

1.           Amendment to Employment Agreement and Stock Option Agreement.

(a)           The Parties desire to and hereby amend the terms and conditions of the 2012 Option, described and defined in (A) Section 4(c)(i) of the Employment Agreement; and (B) Section 3(a)(iii) of the Option Agreement, to change, modify and amend the vesting date of such 2012 Option from “December 31, 2012” to “December 31, 2013”.  For the sake of clarity and in an abundance of caution, the Parties agree and confirm that the 2012 Option shall be deemed to have not vested to Swinford as of December 31, 2012, and shall instead vest to Swinford (subject in all cases to the terms and conditions of the Employment Agreement and Option Agreement), on December 31, 2013.  The Parties further confirm and acknowledge that each reference in the Employment Agreement and the Option Agreement (including, but not limited to Schedule 1c thereto) to such 2012 Option vesting to Swinford as of December 31, 2012 (including a reference only to such options which vest on December 31, 2012), shall be automatically, and without any action by either Party, subsequent to the execution of this Agreement, and effective as of the Effective Date, reference such 2012 Option vesting instead on December 31, 2013.   Collectively, this Section 1(a) shall be referred to herein as the “Amendment”.

Fourth Amendment to Executive Employment Agreement

Coil Tubing Technology, Inc. and Jerry Swinford

(b)           This Agreement shall evidence and document the Amendment to the 2012 Option and the terms and conditions of such Amendment shall automatically be incorporated by reference into the Option Agreement and as such, it shall not be necessary for the Parties to enter into a separate amendment or modification to such Option Agreement other than this Agreement, which shall be prima facie evidence of the effectiveness of such Amendment.

2.           Reconfirmation of Employment Agreement and Option Agreement. The Parties hereby reaffirm all terms, conditions, covenants, representations and warranties made in the Employment Agreement and Option Agreement, to the extent the same are not amended hereby.

3.           Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Employment Agreement and the Option Agreement to “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Employment Agreement and Option Agreement, as applicable, as modified or waived hereby, as applicable.

4.           Employment Agreement and Option Agreement to Continue in Full Force and Effect.  Except as specifically modified herein, the Employment Agreement and the Option Agreement and the terms and conditions thereof shall remain in full force and effect.

5.           Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one Party and faxed to another Party shall be deemed to have been executed and delivered by the signing Party as though an original.  A photocopy of this Agreement shall be effective as an original for all purposes.

[Remainder of page left intentionally blank.  Signature page follows.]

Fourth Amendment to Executive Employment Agreement

Coil Tubing Technology, Inc. and Jerry Swinford

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement to be effective as of the Effective Date.

Acknowledged and Agreed to by:

_______________________________

Herbert C. Pohlmann

Date: ______________________________

Fourth Amendment to Executive Employment Agreement

Coil Tubing Technology, Inc. and Jerry Swinford

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